UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         October 24, 1997


                       APPLIED CELLULAR TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Missouri
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-26020
--------------------------------------------------------------------------------
                            (Commission File Number)

                                   43-1641533
--------------------------------------------------------------------------------
                        (IRS Employer Identification No.)

                 Highway 160 & CC, Suite 5, Nixa, Missouri 65714
--------------------------------------------------------------------------------
              (Address of principal executive officers) (Zip Code)


Registrant's telephone number, including area code:       417-725-9888

Item 1.  Changes in Control of Registrant.

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets.

          On October 24, 1997, Applied Cellular Technology, Inc. (the "Company") purchased 100% of the 34,417,242 issued and outstanding common and preferred shares, $.01 par value, of Alacrity Systems, Inc. ("Alacrity") from 44 selling shareholders, (the "Sellers"), in exchange for $5,200,000.00 in the form of restricted shares of Applied Cellular Technology, Inc.'s common stock. The Sellers received $5,200,000.00 worth of the Company's restricted shares of common stock, or 622,755 common shares, valued at $8.35 per share, upon the completion of closing and the exchange of certain documents, which took place on October 31, 1997.

Item 3.  Bankruptcy or Receivership.

               Not applicable.

Item 4.  Change in Registrant's Certifying Accountant.

               Not  applicable.

Item 5.  Other Events.

               Not  applicable.

Item 6.  Resignation of Registrant's Directors.

               Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Financial statements of Alacrity Systems, Inc. for the fiscal year ended July 31, 1997 are attached as Exhibit 99.2 hereto.

         (b)      Pro forma financial information.

                  Pro forma financial information will be filed by amendment to this Form 8-K, as soon as such information is available.

         (c)      Exhibits.

                  23.      Independent Auditor's Consent
                  99.1.    Agreement of Sale*
                  99.2. Financial Statements of Alacrity Systems, Inc. for the fiscal year ended July 31, 1997.

               * Exhibits and schedules are not included with this Exhibit. The registrant will file such exhibits and schedules supplementally on request of the Securities and Exchange Commission.

Item 8.  Change in fiscal year.

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APPLIED CELLULAR TECHNOLOGY, INC.
                                    (Registrant)

Date:    November 12, 1997           /s/ David A. Loppert
        -------------------------   --------------------------------------------
                                    Vice President



                                     PAGE 3